INGRAM MICRO®
Partner Smart™

2011
Investor and Analyst Day

110908_1
Welcome
Ria Carlson
SVP Corporate Communications
November 15, 2011
Confidential and proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Exhibit 99.2

110908_2
Confidential and proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Certain comments made by Ingram Micro during today’s
Investor/Analyst Day presentations and discussions may
be characterized as forward-looking statements under
the Private Securities Litigation Reform Act of 1995.
Those comments are based on management’s
expectations, but there are risks that could cause actual
results to differ materially from expectations.
Additional information concerning these risks may be
found in the Company’s 2010 Annual Report on Form
10-K under “Item 1A” and in future filings with the SEC.
Copies are available from the SEC, the Company web
site, or Ingram Micro Investor Relations.
Ingram Micro disclaims any duty to update any forward-
looking statements.
Forward-Looking Statements
Forward-Looking Statements

110908_3
Confidential and proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Non-GAAP Information
GAAP to Non-GAAP Reconciliation
Our disclosure of financial results contained in today’s presentations include those prepared in accordance with generally accepted accounting principles (“GAAP”) and, for comparative purposes, are accompanied by disclosures and financial measures that are not prepared in conformity with GAAP.
Non-GAAP operating margin, Non-GAAP North America operating margin, and Non-
GAAP earnings per share are primary indicators management uses internally to conduct and measure its business and evaluate the performance of its consolidated operations and geographic operating segments.
Management believes these measures are useful information to investors because they provide meaningful comparisons to prior periods and may be more indicative of the level of future results.
These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. These non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business.
These non-GAAP measures should be considered as a supplement to, and not as a substitute for or superior to, the corresponding measures calculated in accordance with generally accepted accounting principles.

110908_4
Confidential and proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Agenda
1:30-2:30 p.m. The Blueprint For Our Success
Greg Spierkel, CEO
2:30-3:15 p.m. An Architecture For The Future
Mario Leone, CIO
3:15-3:30 p.m. Break
3:30-4:05 p.m. Our Blueprint In Action: North America
Keith Bradley, President, North America
4:05-4:50 p.m. Setting The Financial Cornerstone
Bill Humes, CFO
4:50-5:00 p.m. The Finishing Touches
Greg Spierkel
5:00-6:30 p.m. Cocktails with management

110908_1
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
The Blueprint For Our Success
Greg Spierkel
Chief Executive Officer
November 15, 2011

NEW YORK STOCK EXCHANGE

CELEBRATING 15 YEARS
AS A PUBLICLY TRADED COMPANY

INGRAM MICRO®

Partner Smart ™

IM: Trading For 15 Years On NYSE 15 things you should know about Ingram Micro as we celebrate 15 years as an NYSE public company

US$ Billions
Total IT Spend
250
200
150
100
50
0
2010 2011 2012 2013 2014 2015

Total IT Spend
70
60
50
40
30
20
10
0
2010 2011 2012 2013 2014 2015

US$ Billions
Total IT Spend
70
60
50
40
30
20
10
0
2010 2011 2012 2013 2014 2015

US$ Billions
Total IT Spend
25
20
15
10
5
0
2010 2011 2012 2013 2014 2015

110908_3
We’re In Strong Emerging Markets.
17.9% CAGR
Revenues have grown 90% since 2005 in the emerging markets of
China, Brazil, India and Mexico – with more growth expected
Source: IDC, Worldwide Black Book Query Tool, October 31, 2011
US $ Billions US $ Billions
India
Brazil
China
Mexico
10.0% CAGR
27.8% CAGR
12.1% CAGR

We Offer Value-Added Sales. Our highly trained and certified technicians handle an average of 3 million pre-sales consultation calls each year worldwide Source: Company data and estimates

Servers & Storage
Networking & Power
Value Software
Graphics, Physical Security, Digital Signage, Other
Services & Emerging Technology

North America
EMEA
Asia-Pacific
Latin America

Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
We’re Strong In Enterprise
Technology.
Revenues in our enterprise technology business are
expected to surpass $10 billion for the 2011 year
Percentage of Enterprise Revenues
Source: Company reports

We’re Responsible. Ingram Micro ranked an industry-leading No. 33 on Newsweek’s 2011 Green Rankings of the 500 largest companies in the U.S. Source: Newsweek 2011 “Green Ranking”

We’re A Vital Link In The Value Chain. IM Logistics North America fulfills 21 million orders every year Source: Company data and estimates

We’re Respected And Recognized.
–
The
only
distributor to win CIO
magazine’s 2011
CIO 100 Award for technology innovation
–
Ingram Micro India: Microsoft’s 2011 Authorized
Distributor Partner of the Year (Worldwide)
–
VMware 2010 Global and Americas Distributor of
the Year awards
Ingram Micro is a winner:
–
Recognized as “Best Place to Work” in six
countries

We’re Everywhere. (Almost.) Ingram Micro serves six out of seven continents and 150 countries

We Got Game. Ingram Micro is the largest seller of Xbox gaming consoles in Mexico Source: Company data and estimates

We expect 2011
Mobility revenues
to exceed $600M
and grow at 30%+
CAGR over the next
three years

We’re Mobile. Source: Company data and estimates

110908_12
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
We Capture Data.
Ingram Micro has No. 2 worldwide market share in
Data Capture / Point-of-Sale
–
On track for $600M+ in 2011 revenue, with gross margins
in the high single digits
Source: Company data and estimates

We’re Worldly.
Source: Company information
CEO
Canadian 6
COO
French 6
Sr. EVP, North America
Irish 4
Sr. EVP, EMEA
French 4
Sr. EVP, Asia-Pacific Indian 2
SVP, Latin America American 1
EVP, Human Resources Canadian 3
CIO American & Italian 3
CFO American 1
Countries
Worked In
Executive Nationality
Confidential and proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.

Cumulative Operating Cash Flow

2500
2000
1500
1000
500
0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

INGRAM MICRO® Partner Smart™

110908_14
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
We Generate Cash.
We have generated more than $2.2 billion in
operating cash flows over the past 10 years
($ Millions)
Source: Company reports

$25
$20
$15
$10
$5
$0
2002
2003
2004
2005
2006
2007
2008
2009
2010
Q3 2011

110908_15
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
We’re Growing Our Assets.
Our tangible book value has grown to $20.79 per
share as of Q3 2011
Source: Company reports

We’re Bullish On Our Future…
We are the largest purchaser of Ingram Micro
common stock – repurchasing 36M+ shares over
the past 5 years
–
12 million+ shares repurchased in the past 9 months
Source: Company data and estimates

110908_17
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
…And Our Future Is Bright.
TTM
*
2015
528 BPS
122 BPS
100 BPS
540-560 BPS
155-175 BPS
300-500 BPS
Gross Margin
Non-GAAP* Op. Margin
ROIC Over WACC
Key Financial Targets
$1.70 $2.60-$3.10 Non-GAAP* EPS
* TTM = Trailing Twelve Months; For reconciliation of GAAP to non-GAAP financial measures, please refer to slides located in the GAAP to non-GAAP Reconciliation section of the handouts or to the Investor Relations section of the company’s website, www.ingrammicro.com.

The Foundations Of Our Plan

The Largest Global IT Distributor
Ingram Micro HQ
Ingram Micro Regional HQ
Growing $1.7 trillion industry
Seasoned management team
Strong global presence
Industry’s broadest portfolio
–
1,400+ vendors; 180,000+ resellers
5%*
42%*
31%*
22%*
* FY 2010

Worldwide Real GDP Growth
6%
5%
4%
3%
2%
1%
0%
-1%
-2%
2007
2008
2009
2010
2011
2012
2013
2014
2015
5.2%
2.6%
-0.9%
4.9%
3.7%
3.3%
4.0%
4.1%
4.3%
INGRAM
MICRO
Partner Smart

110908_20
Worldwide Economic Growth
Source: Economist Intelligence Unit, September 2011
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.

US $ Billions
2,500
2,000
1,500
1,000
500
0
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

INGRAM MICRO® Partner Smart™

110908_21
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Worldwide IT Market
Source: IDC, Worldwide Black Book Query Tool, October 31, 2011
4.1% 4.1%
6.0%
7.3%
CAGR
$517
$517
$239
$486
$1,047
$1,047
$427
$727
Hardware
Hardware
Software
Services

800
700
600
500
400
300
200
100
0
2010
2011
2012
2013
2014
2015
North America
EMEA
Asia-Pacific*
Latin America

INGRAM MICRO
Partner Smart

110908_22
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Regional IT Growth
* Excludes Japan
US $ Billions
Source: IDC, Worldwide Black Book Query Tool, October 31, 2011
North America – 5.1%
EMEA – 3.6%
Asia-Pacific – 14.2%
Latin America – 11.9%
CAGR

Market Trends Driving IT Spending
Innovation and Productivity
Mobility
The worldwide market for public
cloud services
will be worth
$176.8 billion
by
2015
– Gartner
Cloud Computing
Tablets
will create vast numbers of
multi-device users
who will
prefer
cloud-based tools
– Peter Coffee, Salesforce.com

Market Trends Driving IT Spending
Innovation and Productivity
Mobility
(There are
227 million
mobile Web users just in
China.)
Cloud Computing
Media tablet
sales will hit
63.6 million
units in
2011
– Gartner
Mobile Web
users expected to surpass
1 billion
within 5 years – ITU

Market Trends Driving IT Spending
Innovation and Productivity
Mobility
(There are
227 million
mobile Web users just in
China.)
Cloud Computing
Media tablet
sales will hit
326.3 million
units in
2015
– Gartner
Mobile Web
users expected to surpass
1 billion
within 5 years – ITU

Market Trends Driving IT Spending
Business to Business
“With
collaborative technologies
…that… increase productivity, it
behooves
companies to
compress
the
IT
lifecycles.”
– CTO Edge
Data Centers
Corporate Investment / Refresh
“IT organizations
have been extending staff hours and launching ‘major
projects’ that promise
strong returns
or benefits.” – Computer Economics

63%
(of survey respondents) are
investing
$1M+
per year on
data center
products and services – 2011-2012 Data Center Market
Insights report
Market Trends Driving IT Spending
Business to Business
Data Centers
83%
of large U.S. corporations plan to
expand
their datacenter
facilities in the next
12 months
– Digital Reality Trust survey
Corporate Investment / Refresh

Market Trends Driving IT Spending
Social Networking
Video / Content
800+ million
Facebook users in
2011
75%
Facebook users are
outside
the
U.S.
Twitter has more than
100 million
active users
worldwide
Social Media

Market Trends Driving IT Spending
Social Networking
Video / Content
Facebook users in
75%
Facebook users are
outside
the
U.S.
Twitter has more than
100 million
active users
worldwide
Social Media
1 billion+
2012

Trumba
eskobo
Pageflakes
vimeo
vizu
digg
del.icio.us
AlmondRocks
shadows
gravee
YouTube
Zimbra
smugmug
newsgator
TRUVEO
egoSurf
Quimble
pegasus
Blogniscient
shutterfly
PodDater
Feedster
favoor
newsvine
Clipfire
mozy
Basecamp
measuremap
facebook
ZAZZLE
Tailrank
TagWorld
nuvvo
dogear
yokolike
grouper
ODDPOST
QOOP
Lexxe alpha
PXN8
FireAnt
simply hired
yelp
Smarkets
inform
magnolia

In February 2011,
82.5%
of the U.S. Internet audience viewed
online
video
– comScore
Market Trends Driving IT Spending
Social Networking
Video / Content
YouTube
exceeded
3 billion
daily views in
2011
70%
of YouTube's traffic comes from
outside
the
U.S.
Social Media

There are
477 million
Internet users in
China
Market Trends Driving IT Spending
Emerging Markets
Mexico City
and its surrounding area accounts for
50%
of
total IT spending
in the country
The number of mobile subscribers in
India
is growing by 20 million
every month
That’s equivalent to adding the population of Sweden
every 2 weeks

Regional Overview

110908_33
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
North America At A Glance
Ingram Micro Advanced Logistics Center
AVAD Logistics Center
Ingram Micro No. 1 overall in
North America
–
$15B business; diverse portfolio of
products and services
–
30,000 customers; 52% SMB
Growing CE business
–
Products range from accessories to
home entertainment / security
First distributor to launch Cloud
marketplace
Well-established DC/POS
business since 2004
–
Cross-sell opportunities with Core
Fee-for-service logistics business
with more than 30 clients
IM Canada HQ IM Canada HQ
Ingram Micro HQ
Buffalo, NY Buffalo, NY
Campus Campus
7 Advanced Logistics Centers
–
Same day shipping to 90% of US
–
90% orders direct shipped to end user
Foundation for rich end-user database

110908_34
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
North America At A Glance
2015 Revenue Mix 2011 Revenue Mix
* Other : Mobility, DC/POS and IM Logistics
($ Billions) ($ Billions)
U.S. U.S. Canada Canada
Total IT Market
2011 YTD
$592 $41
IM Position 1 1
Major Competitors
(alphabetical order)
- Arrow
- Avnet
- ScanSource
- Synnex
- Tech Data
- Westcon
- Arrow
- Avnet
- ScanSource
- Synnex
- Tech Data
- Westcon
Other*
Enterprise &
Data Center
Enterprise &
Data Center
Other*
Sources: IDC, Worldwide Black Book Query Tool, October 31, 2011 and Company Reports
Core Core

110908_35
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
EMEA At A Glance
Ingram Micro No. 2 overall in Europe
–
20+ years of operating history in EMEA
Full presence in 11 countries, representing
75% of the addressable EMEA IT market
Market leader in faster-growth SMB segment
–
70,000 customers
–
Business intelligence-led vendor program
DC/POS business in 15 countries
–
Double-digit growth at superior OI%
–
Pan-Euro supply model
Enterprise computing strategy
–
Investing in vendors and people
–
Completed four acquisitions since 2009
Mobility business launched in 2010
–
Greenfield investment focused on vendor capture
Office
Distribution Center
EMEA Region HQ
Israel DC/POS

110908_36
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
EMEA At A Glance
($ Billions) ($ Billions)
Germany Germany France France UK UK Italy Italy Spain Spain
Netherlands Netherlands
Belgium Belgium
Total IT market
2011 YTD
$88 $68 $99 $35 $27 $26 $12
IM Position 1 2 5 2 2 3 2
Major
Competitors
(alphabetical order)
- Also-Actebis
- Avnet
- Tech Data
- Also-Actebis
- ETC (SCH
Group)
- Tech Data
- DCC Group
- Tech Data
- Westcoast
- Esprinet
- Tech Data
- Esprinet
- Tech Data
- Vinzeo
Informatica
- Copaco
- ETC (SCH
Group)
- Tech Data
- Arlex
- Copaco
- Tech Data
2015 Revenue Mix 2011 Revenue Mix
Other*
Enterprise &
Data Center
Enterprise &
Data Center
Other*
Core
* Other : Mobility, DC/POS and IM Logistics
Sources: IDC, Worldwide Black Book Query Tool, October 31, 2011 and Company Reports
Core

110908_37
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Country HQ
Distribution Center
Rep. Office
Regional HQ
China China
Hong Kong
Australia Australia
New Zealand
Indonesia
India
Malaysia
Thailand
Singapore
Bangladesh Bangladesh
Philippines
Vietnam
Ingram Micro No. 2 overall in
A-Pac; leader in key markets
–
2 decades of experience
Leader in DC/POS; Enterprise
sales
(Servers, storage, networking &
software)
Well-established telecom
distribution in India
(Extending to
other countries)
Piloting SMB Cloud delivery
initiatives with key vendors
Largest SMB channels network
–
30,000 resellers, 80 distribution
centers & 15,000 orders daily
(Key to the region’s success and
hard to replicate)
Spanning 12 Countries and 8 Time Zones
Asia-Pacific At A Glance

110908_38
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Asia-Pacific At A Glance
($ Billions) ($ Billions)
China Australia India
Singapore
Malaysia Thailand NZ
Total IT market
2011 YTD
$119 $39 $30 $9 $8 $8 $5
IM Position 3 1 1 1 2 4 1
Major
Competitors
(alphabetical order)
- Digital China
- ECS
- Synnex Int’l
- Avnet
- Express Data
- Synnex Int’l
- Redington
- Savex
- Compuage
- ECS
- SIS
- Avnet
- ECS
- Ingens
- Servex
- ECS Value
- SIS
- Synnex Int’l
- Express Data
- Exceed
- Westcon
2015 Revenue Mix 2011 Revenue Mix
Other*
Enterprise &
Data Center
Enterprise &
Data Center
Other*
* Other : Mobility, DC/POS and IM Logistics
Sources: IDC, Worldwide Black Book Query Tool, October 31, 2011 and Company Reports
Core
Core

110908_39
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Ingram Micro No. 1 overall in Latin
America
–
In-country presence in Mexico, Brazil,
Chile, Peru and Argentina
Market leader in Mexico with share
larger than No. 2 and 3 players
combined
Leader in Miami Export, with
significant double-digit growth YOY
Fastest-growing Apple distributor
Strategic focus on growing higher-
value, higher-margin businesses
across the region
–
IM Logistics
–
Data Capture/POS
–
Enterprise Computing
–
Consumer Electronics
Mexico
Peru
Chile
Brazil
Argentina
Latin America At A Glance
Miami
Latin America HQ
Office
Distribution Center

110908_40
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Latin America At A Glance
($ Billions) ($ Billions)
Mexico
Miami
Export
Brazil Chile Argentina Peru
Total IT market
2011 YTD
$15 $3 $42 $4 $6 $2
IM Position 1 2 3 1 6 5
Major
Competitors
(alphabetical order)
- Avnet
- Intcomex
- Tech Data
- Avnet
- Intcomex
- Tech Data
- Alcateia
- Officer
- Tech Data
- Intocmex
- Tech Data
- Tecnoglobal
- Airoldi
- Microglobal
- PC Arts
- Deltron
- Intcomex
- Tech Data
2015 Revenue Mix 2011 Revenue Mix
Other*
Enterprise &
Data Center
Enterprise &
Data Center
Other*
* Other : Mobility, DC/POS and IM Logistics
Sources: IDC, Worldwide Black Book Query Tool, October 31, 2011 and Company Reports
Core Core

INGRAM MICRO®
Partner Smart™

2011
Investor and Analyst Day

110908_41
Our Global Strategies
Build Operational Excellence
Strengthen Adjacencies
Develop New Avenues For Growth
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.

Build Operational Excellence
Continue information systems
and eCommerce improvements
–
ERP implementation
–
Global website redesign
–
Data center migration
Manage share and streamline
costs
–
Cost optimization & margin
management
–
Shared Service Centers
–
Business intelligence

DC/POS

01000101

IM Logistics

Mobility

Enterprise Technology

INGRAM MICRO
Partner Smart™

110908_43
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Strengthen Adjacencies
$600M+
revenues
Growing to
$900M+ by 2015
Maintaining
gross margins in
the high single
digits
$120M+ of fee-
based revenues
Growing to
$190M+ by 2015
Encouraging
pipeline with
margin
enhancement
opportunities
$10B+ revenues
Growing to $14B+
by 2015
Gross margin
improvement
opportunity
Leverage large
footprint to move
up the stack,
continue to
augment
capabilities
$600M+ revenues
Growing to $1.7B+
by 2015
High velocity, lower
margin
Strong ROWC, low
working capital
requirements
Augment
capabilities around
higher-margin
services

WW Cloud Market
($ Billions)
200
100
0
18.9% CAGR
2010
2015

Develop New Avenues For Growth
Cloud Services
–
Leading Cloud aggregator in the
channel
–
Providing untapped market for
vendors
–
Launched transactional marketplace
in June 2011
46 distinct services from 28 vendors
including BMC, IBM, McAfee, Symantec
& TrendMicro
Building credibility and community
–
Currently negligible revenues, with
expectations for triple-digit CAGR to
$200M+ by 2015
–
Maintain double-digit gross margin
Source: Gartner: Forecast: Public Cloud Services, Worldwide and Regions, Industry Sectors, 2010-2015, June 29, 2011

RIDGE DRESSED TWO SIDES
4 TO 5" ⌀ LOG
PURLINS
DRESSED
ONE SIDE
6"x6" RAFTER
6x6 GIRT
6"x6" GIRT
6"x6" GIRT
3x4
3x4
3'
4'
8'
4x4
4x4 POST
3"x4" BRACE
4x4 POST
6x6
6x6
4x4
4"x4" BRIDGING
3x4
4"x4"
6"x6" POST
2"x6" JOISTS
6"x6" SILL
15'-0"
6"x6"
10'-0"
THE
THOREAU
WALDEN CABIN
FRAME

PURLINS
DRESSED
ONE SIDE
6x6 GIRT
6x6 RAFTER
3'
4'
8'
4x4 BRIDGING
6x6 POST
6x6 SILL
15'-0"
10'-0"

THE
THOREAU
WALDEN CABIN
FRAME

INGRAM MICRO

Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Framing The Day
Information Systems: Critical to our strategy
North America Initiatives: Validation of our
strategy
Finance and Capital: How we will achieve
our targets

INGRAM MICRO®

Partner Smart™

2011
Investor and Analyst Day

110908_46 Confidential and proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.

110908_1
An Architecture For The Future
Building New and Advancing Business Systems
Mario Leone
EVP, Chief Information Officer
November 15, 2011
Confidential and proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.

Business Plan

Technology Trends	Ingram Micro Imperatives	Key Corporate Initiatives
Mobility	Ease of Doing Business	• System Enabled Productivity
Cloud	Focus on Operational Excellence	• Global SAP Deployment
Hosted Virtual Desktops	Competitive Cost Structure	• Global Web Deployment
Data Center	Support to Strategic Initiatives	• Fee for Service Logistics
Fast Pervasive Connectivity	Enable Profitability	• Computing Cloud Services
		• Mobility Solutions

INGRAM MICRO® Partner Smart™

110908_2
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Global IS Business Blueprint
Global IS Business Blueprint
A Global IS strategy founded on business advancement

110908_3
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Business
Business
Agility
Agility
Customer
Customer
Loyalty
Loyalty
Flex Cost
Flex Cost
Model
Model
Establishing the Cornerstones
Establishing the Cornerstones
A Systems Architecture Supporting Operational Excellence
Computing
Environments
Lower Operating
Costs
Global
Networks
Modern ERP
System
Global
e-Solutions
Business Return
Business Return

110908_4
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Business
Agility
Customer
Loyalty
Flex Cost
Model
Establishing the Cornerstones
Establishing the Cornerstones
Two of five cornerstones completed and all delivering value
Computing
Environments
Completed 2011
Lower Operating Lower Operating
Costs Costs
Ongoing Ongoing
Global Global
Networks Networks
Completed 2011 Completed 2011
Modern ERP
System
Delivered 2014
Global
e-Solutions
Delivered 2012
Business Return
Being  Delivered

Many Regional Network Carriers

INGRAM MICRO
Partner Smart™

110908_5
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Investing in Computing Environments…
Investing in Computing Environments…
In 2009, fragmentation, complexity and drag on business responsiveness
Corporate
Data
Center
Local
Server
Rooms

110908_6
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Investing in Computing Environments…
Investing in Computing Environments…
In 2009, fragmentation, complexity and drag on business responsiveness
Corporate
Data
Center
Local
Server
Rooms
Categories
Categories
2010
2010
Physical/Virtualization Ratio
Average Server Age
Tiered Storage
ERP Centers
Wide Area Networks
Bandwidth
90/10
6.1 years
0
1
7
1 MB

110908_7
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
…To Create a Modern Platform
…To Create a Modern Platform
Streamlined connectivity = low latency, fast data and high availability
Global Client
Services Desk
Centers
Data Center Interconnectivity for  Disaster Recovery and High Availability
S1 S1
S2 S2
S3 S3
New Global
Data Centers

110908_8
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
…To Create a Modern Platform
…To Create a Modern Platform
Streamlined connectivity = low latency, fast data and high availability
Global Client
Services Desk
Centers
Data Center Interconnectivity for  Disaster Recovery and High Availability
S1 S1
S2 S2
S3 S3
New Global
Data Centers
Categories
Categories
2010
2010
2011
2011
Physical /Virtualization Ratio
Average Server Age
Tiered Storage
ERP Centers
Wide Area Networks
Bandwidth
90/10
6.1 years
0
1
7
1 MB
40/60
1.2 years
3
3
1
2 MB

110908_9
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
…To Create a Modern Platform
…To Create a Modern Platform
Streamlined connectivity = low latency, fast data and high availability
Data Center Interconnectivity for Disaster Recovery and High Availability
S1 S1
S2 S2
S3 S3
Initial Results for 2010 -
Initial Results for 2010 -
2011
2011
Fast Solution Delivery
Fast Solution Delivery
Virtual deployment of new IT capabilities to support new
demand from partners and internal operations
Accelerated Partner Connections
Accelerated Partner Connections
20% increase in new partners connecting through new
“Easy to Connect” EDI/XML platform
Improved Operational Reliability
Improved Operational Reliability
37% Reduction in Unplanned Downtime
Reduced IT Operating Costs
Reduced IT Operating Costs
7.5 % Annual Cost Savings
(excludes major projects)

110908_10
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
SAP
Deployment
Building capabilities to
partner and deliver globally
Best Practice development
and sharing
New EDI/XML
Platform
Ease partner connectivity
Drive industry standards
Supply Chain
Management
Enable World-class SAP and
Ingram Warehouse Systems
Single global transportation
management system
Results
Deployed in 4 regions
& 8 countries
6,000+ SAP users
Results
500+ partners successfully
migrated in eight countries
20% increase in new
partner connections
Results
5+ million orders processed;
12 million cartons to date
Tariff management of 60
different carriers
Framing a new SAP ERP Eco System
Framing a new SAP ERP Eco System
Modern systems for business growth

SAP Challenges Faced

Degree of Localization

Focus on customer facing processes to minimize deployment risks

Points of Integration

Partner related integration points tested and adjusted for real world conditions and workload

Change Enablement

Earlier use of hands-on SAP environments and testing processes by SAP users

- *partner connections*
- *Tariff management of 60 different carriers*

INGRAM MICRO

Partner Smart™

Framing a new SAP ERP Eco System Modern systems for business growth

Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Secure and Friendly Front Door
Secure and Friendly Front Door
New Web Platform Provides Global Consistency, Ease of Business
World Class
Search
Industry-leading product
search capability deployed in
seven countries
Vendor
Marketplace
Marketing and merchandizing
for customers, vendors and
our sales teams
Cloud Computing
Platform
Positioning Ingram Micro as
the leading Channel Cloud
Solutions Provider
Results
Search on 1M available
products with 4M page
views per month
25,000 sales orders per
month
Results
Vendor funded marketing
steadily increasing
2,500 boutique visitors
each month
Results
3,000 Resellers actively
using the platform
32 services with 294 SKUs
available to resellers

Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Changing the Mix of Spend
Changing the Mix of Spend
Reduction and mix of spend will drive to our anticipated P&L Goals
* 2010 Benchmark data from Rubin Worldwide for
Distribution and Logistics companies
Gartner Group
categorization of  IT
spend
Transform
New revenue opportunities or
major improvements in
company operations
Industry Benchmark:  13%*
Grow
Improve revenues or
optimize profitability
Industry Benchmark:  22%*
Run
Sustain normal business
operations
Industry Benchmark:  65%*
33% Transform
62% Run
5% Grow
Overall Spend
Reduction of
46%
2015 Target
Spend & Mix
2010 Actual
Spend & Mix
70% Run
8% Transform
22% Grow

Annual IT P&L Spend (USD)
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

INGRAM MICRO
Partner Smart

Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Reducing the Cost to Operate
Reducing the Cost to Operate
Converted from a Fixed to Competitive Variable Cost Model
From 2011 through 2015 overall IS cost efficiency
From 2011 through 2015 overall IS cost efficiency
improvement of 15-20 BPS
improvement of 15-20 BPS
Converted Single
Outsourced
Provider to
Colocation Model
Instituted a
Competitive
Bidding Process to
Improve Pricing
Invested in an
internal team to
reduce external
costs and build
expertise
Today

Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Conclusion
Conclusion
Investments in systems peak in 2011 –
will taper off each coming year
Lessons learned from SAP challenges
being applied to minimize future impact
Modernized IS environment will position
Ingram Micro for the next two decades
SAP
SAP

INGRAM MICRO®

Partner Smart™

2011 Investor and Analyst Day

110908_1 Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Our Blueprint in Action
Keith Bradley
President Ingram Micro North America
November 15, 2011

Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Built on the Strategic Blueprint
Organization Aligns with Global Strategies
ADVANCED
TECHNOLOGY
ADVANCED
COMPUTING
DIRECT AND
CONSUMER
COMMERCIAL
SPECIALTY
SOLUTIONS
LOGISTICS
Divisional structure enables dedicated leads to focus on the growth and success of their individual businesses.
STRENGTHEN
STRENGTHEN
EXCEL
EXCEL
STRENGTHEN &
STRENGTHEN &
DEVELOP
DEVELOP

“Ingram Micro’s new divisions blur the
lines between value and volume and
address the advanced technologies
and multi-vendor solutions that are
moving the market forward.”
Growth Through Collaboration
Divisions Enable “Broad and Deep”
Approach
- Chris Ilg, IDC

110908_4
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Shared Services: Driving Efficiency
Increased efficiencies and reduced OpEx fuels strategic initiatives
–
Labor savings in double-digit percentages
Enables company-wide consistency and operating efficiencies
–
More flexible workforce for changing economic conditions
–
Location diversity for business continuity
–
Consistency from new ERP system critical for global success
2012
2010 2011 2005 2006-2009
FTE’s in Manila
grow to ~640
Further Growth as Needs
& Capabilities Expand
Surpass ~1,200 FTE
across 14+ functions
Establish Shared Service
Center in Manila and exit
outsource arrangements
Outsource 6 functions
in Manila ~250 FTE
Outsource 5
functions in India
~200 FTE
Sell ~80 OSP
Seats
Grow OSP
Seats to ~160
Excel
Excel

Shared Services Functions
More than Tech Support
Excel
Excel
Sales
Sales
Customer
Customer
Service
Service
Order
Order
Management
Management
Marketing
Marketing
Tech
Tech
Support
Support
Outbound
Outbound
Services for
Services for
Partners
Partners
Internal IS
Internal IS
Support
Support
Pricing
Pricing
Accounts
Accounts
Receivable
Receivable
Human
Human
Resources
Resources
Admin
Admin
Purchasing
Purchasing
Accounts
Accounts
Payable
Payable
Credit
Credit
Accounting
Accounting

Vendor A FYQ4'11 Marketing Performance Analysis
Sales Overview
Sales Detail
SOW
Mkt Plan
Activities Report
Reseller Highlight
Touch Analysis
Revenue By Reseller Group
Revenue By State: Target
KPI: Target
Five Quarters Revenue & Customer Breadth: Target
Revenue
Cust Breadth

110908_6
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Enhanced Offerings
Information Delivery & Analysis
–
Expanded Reseller Dashboard
Data Integration
–
Upgraded infrastructure for 60% faster
processing, 6x greater storage
Efficiency
–
Consolidated BI teams to create greater cross-
sell opportunities with lower cost
New Capabilities
Propensity Modeling
–
Predictive analytics helped 1 vendor realized $250K of net new business in 1 quarter
Monetization Analysis
–
Uncovered opportunities in attach rates and renewals; $2.3M in net new sales for 1 vendor
Lead Generation in New Segments
–
Cross-sell opportunities drove $500K in incremental 6-month sales for 1 vendor
The Business Intelligence Center
Delivering Insights and Profitability
Excel
Excel

'00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10

105.5
17.3
2000
2010

INGRAM MICRO
Partner Smart

110908_7
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Ingram Micro Logistics
Expanding Capabilities
Service Fees
Service Fees
Launched fee-for-service logistics business in 2000
–
Different margin and working capital dynamics than core
–
More than IT products: mobility, fashion apparel, sporting
goods, toys, etc.;  Strong  e-commerce value proposition
–
Robust new-client pipeline; Expanded to Europe in 2010
Units Handled
Units Handled
(in millions)
(in millions)
Strengthen
Strengthen

WE KNOW
CISCO
RETAIL
FINANCE

INGRAM MICRO
Partner Smart™

110908_8
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
The
The
broadest
broadest
portfolio
portfolio
of
of
data
data
center,
center,
networking
networking
and
and
security
security
vendors,
vendors,
solutions
solutions
and
and
services
services
in
in
the
the
IT
IT
industry…
industry…
•
Serve the business, sales & technical needs of top-performing, specialized data center solution providers
•
Dedicated field, marketing, sales and technical engineers
•
Advanced technical, marketing and sales training
Advanced Solutions
Industry Leadership
Strengthen
Strengthen

110908_9
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
•
Access to higher-end product
line authorizations
•
Strategic storage,
networking and software
vendor additions
Advanced Solutions
Building a More Favorable Mix
15%
30%
38%
•
Exclusive and closed-channel distribution agreements
•
Participation in more complex solution opportunities
•
Migration from transactional to relationship selling
Profitable Growth Drivers
Profitable Growth Drivers
“Value”
“Velocity”
Strengthen
Strengthen

CISCO

vmware

JUNIPer NETWORKS

IBM

CITRIX

SONICWALL

hp invent

Symantec

EMC²

VCE THE VIRTUAL COMPUTING ENVIRONMENT COMPANY

POLYCOM

Check Point SOFTWARE TECHNOLOGIES LTD.

APC Legendary Reliability

f5

McAfee

RSA The Security Division of EMC

websense ESSENTIAL INFORMATION PROTECTION

TREND MICRO Securing Your Journey to the Cloud

ADTRAN

ARISTA

FORTINET

INGRAM MICRO Partner Smart

110908_10
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Advanced Solutions
Manufacturer Partners
Strengthen
Strengthen

pano LOGIC
exinda
VCE THE VIRTUAL COMPUTING ENVIRONMENT COMPANY
storsimple
Pivot
Business Objects
KASPERSKY lab
DTI
kaviza
ShoreTel
wave software
Detto Technologies
Acronis
Apani
Bright Computing
kaminario Simply Faster
ClearOne
ClearEdge POWER
Delivering Smart Energy Today
LG
SIP PRINT
Pure SIP Recording
revolabs
QNAP
walkthewalk
bmcsoftware
AppSense
riverbed
box
DocketPORT.COM
Your official source for DocketPORT scanners
NTP Software
DATALOCKER
Think fast.
INGRAM MICRO
Partner Smart

110908_11
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Advanced Solutions
Look Who We’ve Added…
Strengthen
Strengthen

Strengthen

RSA
The Security Division of EMC

D-Link

JUNIPER NETWORKS

POLYCOM

ARISTA

FLUKE networks

MERU NETWORKS

ShoreTel

riverbed
Think fast.

f5

websense
ESSENTIAL INFORMATION PROTECTION

meraki

ADTRAN

INGRAM MICRO
Partner Smart

110908_2
Advanced Solutions Partners:
De-authorized or No Traditional
Broadline Distribution
Confidential and proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.

'04 Nimax Acq.
(NA)
NA Growth
APAC
EMEA
LA
2011

INGRAM MICRO
Partner Smart

110908_13
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Data Capture/Point-of-Sale
Global Breadth & Expertise
Entered DC/POS market in 2004 with the acquisition of
Nimax in NA; now No. 2 in  world
–
Only broad-based DC/POS distributor in Asia
Acquisition Organic
Strengthen
Strengthen

INGRAM MICRO
Partner Smart
Education
CloudTalk
Marketplace
Events
Search
GO
MARKETPLACE
COMPLETE SOLUTIONS FROM TODAY'S LEADERS
Home > Marketplace
Follow Our Feed
Complete Solutions from Today's Leaders
Top Picks
New
Name
Vendor
Rating
Architecture
Technology
Deep Security
Kaseya
IT Center
LOG IN
Forgot Password?
Featured Video
Private cloud infrastructure?
View the Webcast Now!
Featured Services

INGRAM MICRO
Partner Smart

110908_14
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Building a Cloud Solution
First to Market, Robust Offering
First distributor to embrace Cloud computing
–
Launched first-ever transactional Cloud marketplace
–
Comprehensive
portfolio of cloud
services and
products
–
EMEA, Asia-Pacific
regions developing
cloud initiatives
–
Considered a
leading Cloud
aggregator in the IT
channel
Develop
Develop

[redacted]

VaultLogix

NetEnrich
MANAGE IT CLOSET TO CLOUD

IBM

Symantec.

rackspace.
HOSTING

SherWeb

McAfee

[groupSPARK]
Private Label SaaS

INTERMEDIA

SONICWALL

FUJITSU

ALERTLOGIC

cisco.

bmcsoftware

ca

TREND MICRO

Microsoft

LEVEL PLATFORMS

nimsoft

N-able

Kaseya

Autotask
Makes IT business run. Better.

CITRIX

vmware

INGRAM MICRO
Partner Smart

110908_15
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Cloud Service Offerings
Comprehensive Portfolio
Develop
Develop

[redacted]

cloudy
WITH A PROMISE OF
success
www.ingrammicrocloud.com

rain
makers
wanted

Search
GO
Today's Cloud Report
IDEAS
SHARE. VOTE. DISCUSS.

110908_16
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
A Strong Cloud Foundation
Built on Customer Collaboration
28
vendors
(11 new partners
added in ’11)
~3,000
unique reseller
customers
46
cloud service
offerings
100%+
revenue growth
projected for ‘11 and ‘12
~175
new cloud customers
added quarterly
Developing our portfolio and fueling growth
by adding leading cloud vendors and resellers
Develop
Develop

2000	2004	2006	2008	2010	

200
180
160
140
120
100
80
60
40
20
0
16
14
12
10
8
6
4
2
0
2004 2005 2006 2007 2008 2009 2010 2011 ttm
sales
Non-GAAP op margin

110908_17
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Incubate, Test Initiatives
Validation of the
Strategy; Explore Global
Potential
Share Lessons Learned,
Best Practices
Leverage Knowledge,
Structure and Experience
North America:
Fertile Ground for Strategic Initiatives
$ billions
basis pts
Consumer
Electronics
Cloud
Digital
Signage
DC/POS
IMLogistics
Physical
Security
Managed
Print
Divisional
Structure
2011
North America
1
1
1. For reconciliation of GAAP to non-GAAP financial measures, please refer to slides located in the GAAP to non-GAAP Reconciliation section of the handouts or to the Investor Relations section of the company’s website, www.ingrammicro.com.

Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission. 110908_18

110908_1 Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Setting The
Financial Cornerstone
Bill Humes
Chief Financial Officer
November 15, 2011

110908_2
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Building Blocks To 2015
Drive Strong ROIC
Deepen Profitability
Steady Gross Margin Improvement
Revenue CAGR of 4.5% - 6.5%
Optimize Capital Allocation

$50
$25
$0
2015 Target: 4.5% - 6.5% CAGR
02 03 04 05 06 07 08 09 10 TTM 2015

600
550
500
2015 Target: 540 - 560 BPS
02 03 04 05 06 07 08 09 10 TTM 2015

200
150
100
50
0
2015 Target: 155 - 175 BPS
02 03 04 05 06 07 08 09 10 TTM 2015

$4.00
$3.00
$2.00
$1.00
$0.00
2015 Target: $2.60 - $3.10
02 03 04 05 06 07 08 09 10 TTM 2015

110908_3
Solid Foundation Set For 2015
Financial Targets
*
($ Billions) ($ Billions)
(BPS)
(BPS) (BPS)
Non-GAAP EPS*
Non-GAAP Operating Margin
*
* For reconciliation of GAAP to non-GAAP financial measures, please refer to slides located in the GAAP to non-GAAP Reconciliation section of the handouts or to the Investor Relations section of the company’s website, www.ingrammicro.com.
Revenue
Gross Margin

ROIC*
14
12
10
8
6
4
2
0
2002
2003
2004
2005
2006
2007
2008
2009
2010
TTM
2015

Focused On Value Creation
300-500 BPS
above WACC
Notes:  (1) 2008 ROIC included a goodwill impairment charge of $659.8M after tax.
(Percent)
*ROIC  = net operating profit after tax divided by average invested capital.  Invested capital consists of debt + equity, less cash.

110908_5
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Bridge to 2015 Operating Margin
TTM
122 BPS¹
Non-GAAP
Op. Margin
General OM
Improvement
10-20 BPS
General Operating Margin Improvement
• Greater contribution from higher margin
businesses
- Enterprise
- DC/POS
- IML
- Cloud
• Pricing discipline
• Business intelligence
1.  For reconciliation of GAAP to non-GAAP financial measures, please refer to slides located in the GAAP to non-GAAP Reconciliation section of the handouts or to the Investor Relations section of the company’s website, www.ingrammicro.com.

110908_6
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Bridge to 2015 Operating Margin
25-35 BPS
Leverage
TTM
122 BPS¹
Non-GAAP
Op. Margin
General OM
Improvement
10-20 BPS
Leverage
•Operating expense grows less than
revenue (based on 4.5%-6.5% revenue CAGR)
1.  For reconciliation of GAAP to non-GAAP financial measures, please refer to slides located in the GAAP to non-GAAP Reconciliation section of the handouts or to the Investor Relations section of the company’s website, www.ingrammicro.com.

110908_7
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Bridge to 2015 Operating Margin
25-35 BPS
15-20 BPS
Leverage
IS Cost
Reductions
TTM
122 BPS¹
Non-GAAP
Op. Margin
General OM
Improvement
10-20 BPS
IS Cost Reductions
•Elimination of redundant legacy
system expense
•Elimination of SAP
conversion/development expense
(partially offset by increased depreciation)
1.  For reconciliation of GAAP to non-GAAP financial measures, please refer to slides located in the GAAP to non-GAAP Reconciliation section of the handouts or to the Investor Relations section of the company’s website, www.ingrammicro.com.

110908_8
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Bridge to 2015 Operating Margin
25-35 BPS
15-20 BPS
10-15 BPS
Leverage
IS Cost
Reductions
Business
Improvement
TTM
122 BPS¹
Non-GAAP
Op. Margin
General OM
Improvement
10-20 BPS
Improve under-performing businesses
1.  For reconciliation of GAAP to non-GAAP financial measures, please refer to slides located in the GAAP to non-GAAP Reconciliation section of the handouts or to the Investor Relations section of the company’s website, www.ingrammicro.com.

110908_9
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Bridge to 2015 Operating Margin
25-35 BPS
15-20 BPS
15-20 BPS
10-15 BPS
Leverage
IS Cost
Reductions
Business
Improvement
TTM
122 BPS¹
Non-GAAP
Op. Margin
Global Cost
Initiatives
General OM
Improvement
10-20 BPS
Other operating expense efficiencies
•Strategic sourcing
•Shared services
•Warehouse & transportation optimization
•Other cost containment measures
1.  For reconciliation of GAAP to non-GAAP financial measures, please refer to slides located in the GAAP to non-GAAP Reconciliation section of the handouts or to the Investor Relations section of the company’s website, www.ingrammicro.com.

110908_10
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Bridge to 2015 Operating Margin
25-35 BPS
15-20 BPS
15-20 BPS
10-15 BPS
Leverage
IS Cost
Reductions
Business
Improvement
TTM
122 BPS¹
Non-GAAP
Op. Margin
Global Cost
Initiatives
Organic
Investments
(20-30 BPS)
General OM
Improvement
10-20 BPS
Organic Investments
•Strategic investment
•Organic expansion
1.  For reconciliation of GAAP to non-GAAP financial measures, please refer to slides located in the GAAP to non-GAAP Reconciliation section of the handouts or to the Investor Relations section of the company’s website, www.ingrammicro.com.

110908_11
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Bridge to 2015 Operating Margin
25-35 BPS
15-20 BPS
15-20 BPS
10-15 BPS
Leverage
IS Cost
Reductions
Business
Improvement
TTM
122 BPS¹
Non-GAAP
Op. Margin
Global Cost
Initiatives
Organic
Investments
Portfolio
Contingency
(20-30 BPS)
(20-25 BPS)
General OM
Improvement
10-20 BPS
Portfolio Contingency
1.  For reconciliation of GAAP to non-GAAP financial measures, please refer to slides located in the GAAP to non-GAAP Reconciliation section of the handouts or to the Investor Relations section of the company’s website, www.ingrammicro.com.

110908_12
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Bridge to 2015 Operating Margin
25-35 BPS
15-20 BPS
15-20 BPS
10-15 BPS
Leverage
IS Cost
Reductions
Business
Improvement
TTM
122 BPS¹
Non-GAAP
Op. Margin
Global Cost
Initiatives
Organic
Investments
(20-30 BPS)
2015
155-175 BPS
Op. Margin
General OM
Improvement
10-20 BPS
~35-55 BPS Improvement in Operating Margin
Portfolio
Contingency
(20-25 BPS)
1.  For reconciliation of GAAP to non-GAAP financial measures, please refer to slides located in the GAAP to non-GAAP Reconciliation section of the handouts or to the Investor Relations section of the company’s website, www.ingrammicro.com.

$1.4B in Cumulative Operating Cash Flow
1500
1000
500
0
2006
2007
2008
2009
2010
2011
-
2015

INGRAM MICRO
Partner Smart

110908_13
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Flexible Capital Allocation Strategy
2011-2015 Directional Capital Allocation¹
(1)
($ Millions)
$1.1B – $1.3B Projected
Cumulative Operating
Cash Flow
2006-2010 Cash Allocation
Share Repurchase
Acquisitions
Capital Expenditures
Debt Paydown/Cash Retention,
Other (net)
1. Includes $225.9M in share repurchases completed through October 2011

110908_14
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Net Cash Fluctuates Significantly
Intra-Quarter
Net cash
1
can fluctuate by $500M to $800M+
intra-quarter or up to approx. 5 to 8 working capital days
Source: Company reports
$500M to
$800M+
Month End Quarter End Quarter Start Month End
1.  Net cash equals cash less debt

1,000
500
0
2012
2013
2014
2015
2016
2017

INGRAM MICRO
Partner Smart

110908_15
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Ample Debt Capacity
$2.7B in Debt Capacity
1
Notes:  (1) As of Q3 ‘11; (2) Reflects contractual capacity adjusted for amounts not supported by eligible A/R
Facilities
Overdraft/Demand
Lines/Other
Other
Committed
Facilities²
Corporate
Bond
Multi-Year Bank
Facilities
Maturities
($ Millions)
Overdraft/Demand
Lines/Other
Multi-Year
Bank Facilities
Corporate
Bond
Other Committed
Facilities²

110908_16
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Disciplined Acquisition Philosophy
Strategic
- Enhance profitability and
shareholder returns
- Adjacent market opportunity
- Consolidation
Enhance capabilities
- Technical skills
- Management team
Build portfolio of vendors,
customers, products,
services
Acquisition Rationale
Investment Requirements
Exhibiting solid financial
performance
- Exhaustive due diligence process
Deal will yield:
- ROIC, DCF above hurdle rates
- Accretive to EPS in the near-term
- Potential for significant synergies
Ease of integration
- Good cultural fit

$25
$20
$15
$10
$5
2002
2003
2004
2005
2006
2007
2008
2009
2010
Q3 2011

INGRAM MICRO®
Partner Smart™

110908_17
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Opportunity To Drive Shareholder Value
Source: Company reports
Tangible Book Value
Stock Price

110908_18 Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.

110908_1 Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
The Finishing Touches
Greg Spierkel
Chief Executive Officer
November 15, 2011

- ***ERP*** Drive Operational Excellence
  Leverage Global Footprint
  Modernize
- ***Expansion*** Growing Markets & Technologies
  High-Margin Adjacencies
- ***Capital*** Investments – Acquisition & Greenfield
  Return to Shareholders
- ***Execution – 2015 Targets Add (vs. TTM):***
  - + 12-32 bps Gross Margin
  - + 33-53 bps Operating Margin
  - + $0.90-$1.40 EPS

Partner Smart™

110908_2
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
= Clear Upside Opportunity
= Clear Upside Opportunity
The Blueprint for Success

Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission. 110908_3

110908_4 Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission. GAAP to Non-GAAP Reconciliation

110908_5
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
North America Operating Margin
GAAP to Non-GAAP Reconciliation
Reconciliation of GAAP to Non-GAAP Financial Measures
Operating Margin: North America
($ in thousands)
TTM
#
2010 2009 2008 2007 2006 2005 2004
Revenues 15,086,627 $  14,549,103 $  12,326,555 $  14,191,995 $  13,923,187 $  13,584,978 $  12,216,790 $  11,776,679 $
GAAP ncome (loss) from operations 261,310 $       230,458 $       105,679 $       (49,011) $        219,835 $       225,183 $       157,624 $       130,321 $
Operating income adjustments:
Reorganization and major-program costs
(1)
* * 24,267            1,838              * * 26,582            *
Impairment of goodwill
(2)
-                   -                   -                   243,190          -                   -                   -                   -
Total operating income adjustments -                   -                   24,267            245,027          -                   -                   26,582            -
Non-GAAP income from operations 261,310 $       230,458 $       129,946 $       196,016 $       219,835 $       225,183 $       184,206 $       130,321 $
GAAP operating margin (A) 1.73% 1.58% 0.86% -0.35% 1.58% 1.66% 1.29% 1.11%
Non-GAAP operating margin (B) 1.73% 1.58% 1.05% 1.38% 1.58% 1.66% 1.51% 1.11%
# Trailing Twelve Months ended October 1, 2011.
* Items are negligible.  Impact on operating margin was 1 basis point or less.
(A) Represents GAAP income (loss) from operations divided by revenues.
(B) Represents Non-GAAP income from operations divided by revenues.
Fiscal Years
(1) Includes (i) net reorganization costs of $21,133, $1,838 and $9,649 in 2009, 2008, and 2005 respectively and (ii) other costs associated with cost reduction actions totaling $3,134 and $16,933 charged to selling general and administrative expenses in 2009 and 2005 respectively.
(2) Includes a charge for the impairment of goodwill of $243,190 in  2008.

Reconciliation of GAAP to Non-GAAP Financial Measures
Operating Margin: Worldwide
($ in thousands)

	TTM#	2010	2009	2008	2007	2006	2005	2004	2003	2002
		Fiscal Years								
Revenues	$ 36,258,624	$ 34,588,984	$ 29,515,446	$ 34,362,152	$ 35,047,089	$ 31,357,477	$ 28,808,312	$ 25,462,071	$ 22,613,017	$ 22,459,265
GAAP income (loss) from operations	$ 449,838	$ 484,433	$ 295,940	$ (332,169)	$ 446,420	$ 422,444	$ 362,186	$ 283,367	$ 156,193	$ 50,208
Operating income adjustments:										
Reorganization and major-program costs [(1)]	-	*	37,636	18,573	*	*	39,211	*	45,376	116,631
Impairment of goodwill [(2)]	-	-	*	742,653	-	-	-	-	-	-
Brazilian Tax assessment [(3)]	(9,112)	(9,112)	(9,758)	(8,224)	30,134	-	-	-	-	-
Total operating income adjustments	(9,112)	(9,112)	27,878	753,002	30,134	-	39,211	-	45,376	116,631
Non-GAAP income from operations	$ 440,726	$ 475,321	$ 323,818	$ 420,833	$ 476,554	$ 422,444	$ 401,397	$ 283,367	$ 201,569	$ 166,839
GAAP operating margin (A)	1.24%	1.40%	1.00%	-0.97%	1.27%	1.35%	1.26%	1.11%	0.69%	0.22%
Non-GAAP operating margin (B)	1.22%	1.37%	1.10%	1.22%	1.36%	1.35%	1.39%	1.11%	0.89%	0.74%

Trailing Twelve Months ended October 1, 2011.

(1) Includes (i) net reorganization costs of $34,083, $17,029, $16,276, $21,570 and $71,135 in 2009, 2008, 2005, 2003 and 2002 respectively; (ii) other major-program costs associated with the reorganization activities totaling $3,553, $1,544, $22,935, $23,363 and $43,944 charged to selling, general and administrative expenses in 2009, 2008, 2005, 2003 and 2002, respectively; and (iii) $443 and $1,552 in 2003 and 2002, respectively, charged to costs of sales, which were incurred in the implementation of our broad-based reorganization plan, our comprehensive profit enhancement program and additional profit enhancement opportunities.

(2) Includes a charge for the impairment of goodwill of $742,653 in 2008.

(3) Includes a net charge to cost of sales of $30,134 in 2007 related to the reserve recorded for potential the liability for certain commercial taxes in Brazil, as well as reductions in cost of sales of $9,112, $9,758 and $8,224 in 2010, 2009 and 2008, respectively, for the release of portions of this reserve as the statute of limitations for an assessment had expired.

110908_6 Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission. Worldwide Operating Margin GAAP to Non-GAAP Reconciliation

Reconciliation of GAAP to Non-GAAP Financial Measures
Diluted Earnings Per Share
($ in thousands, except per share data)

	TTM#	Fiscal Years 2010	2009	2008	2007	2006	2005	2004	2003	2002
Net Income (loss) GAAP	$ 202,138	$ 318,060	$ 202,138	$ (394,921)	$ 275,908	$ 265,766	$ 216,906	$ 219,901	$ 149,201	$ (275,192)
Reconciling Items:										
After-tax impact of operating income adjustments [1]	(9,112)	(9,112)	18,131	659,780	-	-	27,865	-	30,855	73,477
Cumulative effect of adoption of a new accounting standard, net of income taxes	-	-	-	-	-	-	-	-	-	280,861
Foreign exchange gain on hedge of acquisition, net of income taxes	-	-	-	-	-	-	-	(15,722)	-	-
Loss on settlement of debt and related interest-rate swap agreements, net of income taxes	3,975	-	-	-	-	-	5,979	-	-	-
Favorable tax resolution	-	-	-	-	-	-	(2,385)	(41,078)	(70,461)	-
Write-off of deferred tax assets in Brazil	24,810	-	-	-						
Net reconciling item	19,673	(9,112)	18,131	659,780	-	-	31,459	(56,800)	(39,606)	354,338
Non-GAAP Net Income (loss)	**221,811**	**308,948**	**220,269**	**264,859**	**275,908**	**265,766**	**248,365**	**163,101**	**109,595**	**79,146**
Diluted earnings (loss) per share (GAAP)	$ 1.57	$ 1.94	$ 1.22	$ (2.37)	$ 1.56	$ 1.56	$ 1.32	$ 1.38	$ 0.98	$ (1.81)
Per share impact of reconciling items	$ 0.12	$ (0.06)	$ 0.11	$ 3.96	$ -	$ -	$ 0.19	$ (0.36)	$ (0.26)	$ 2.33
Non-GAAP Net Income (loss)	$ 1.70	$ 1.89	$ 1.33	$ 1.59	$ 1.56	$ 1.56	$ 1.51	$ 1.02	$ 0.72	$ 0.52
Weighted average diluted shares	161,547,309	163,860,634	165,565,810	166,542,541	176,951,694	170,875,794	164,331,166	159,680,040	152,308,394	152,145,669

Trailing Twelve Months ended October 1, 2011.

(1) Reflects the after-tax impacts of the operating income adjustment items noted on Slide 18.
(2) Reflects the cumulative effect of adoption of a new accounting standard, net of income taxes, of $280,861 in 2002 relating to the adoption of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets."
(3) Reflects a gain on forward currency hedge of $23,120 ($15,722 after-tax) in 2004 related to our Australian dollar denominated purchase of Tech Pacific.
(4) Reflects a loss of $5,600 ($3,975 after-tax) related to termination of interest rate swap in 2011 and loss of $8,413 ($5,979 after-tax) on the redemption of senior subordinated notes in 2005.
(5) Reflects the reversal of deferred tax liabilities of $2,385, $41,078 and $70,461 in 2005, 2004 and 2003, respectively, related to the gains on sale of available-for-sale securities.
(6) Reflects a non-cash charge for a valuation allowance of $24,810 recorded against the company's deferred tax assets in Brazil.

INGRAM MICRO Partner Smart™

110908_7 Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission. Earning Per Share GAAP to Non-GAAP Reconciliation

2000	2004	2006	2008	2010	

200
180
160
140
120
100
80
60
40
20
0
16
14
12
10
8
6
4
2
0
2004
2005
2006
2007
2008
1
2009
2010
2011
ttm
sales
GAAP Op Margin
Non-GAAP Op Margin

INGRAM MICRO
Partner Smart™

110908_8
Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission.
Incubate, Test Initiatives
Validation of the Strategy;
Explore Global Potential
Share Lessons Learned,
Best Practices
Leverage Knowledge,
Structure and Experience
North America:
Fertile Ground for Strategic Initiatives
$ billions
basis pts
Consumer
Electronics
Cloud
Digital
Signage
DC/POS
IMLogistics
Physical
Security
Managed
Print
Divisional
Structure
2011
North America
1. For reconciliation of GAAP to non-GAAP financial measures, please refer to slides located in the GAAP to non-GAAP Reconciliation section of the handouts or to the Investor Relations section of the company’s website, www.ingrammicro.com.

($ Billions)
Revenue
$50
$25
$0
2015 Target: 4.5% - 6.5% CAGR
02 03 04 05 06 07 08 09 10 TTM 2015

(BPS)
Gross Margin
600
550
500
2015 Target: 540 - 560 BPS
02 03 04 05 06 07 08 09 10 TTM 2015

(BPS)
Operating Margin*
GAAP
Non-GAAP
200
150
100
50
0
2015 Target: 155 - 175 BPS
02 03 04 05 06 07 08* 09 10 TTM 2015

EPS*
GAAP
Non-GAAP
$4.00
$3.00
$2.00
$1.00
$0.00
2015 Target: $2.60 - $3.10
02 03 04 05 06 07 08* 09 10 TTM 2015

Solid Foundation Set For 2015
Financial Targets
*
* 2008 Non-GAAP op. margin and Non-GAAP EPS were less than $0.00. For reconciliation of GAAP to non-GAAP financial measures, please refer to slides located in the GAAP to non-GAAP Reconciliation section of the handouts or to the Investor Relations section of the company’s website, www.ingrammicro.com.

Proprietary information of Ingram Micro Inc. — Do not distribute or duplicate without Ingram Micro's express written permission. 110908_10